Exhibit 99.1

News Release
For Release on January 9, 2006

Contact:	Steve R. Roth, CFO	Stan Piekos, CFO
Company:	Rudolph Technologies, Inc.	August Technology
Phone:	(973) 448-4302	(952) 259-1672
E-mail:	sroth@rudolphtech.com	stan.piekos@augusttech.com

Contact:	Jana Clerico	Virginia Becker, Communications
Company:	Rudolph Technologies, Inc.	August Technology
Phone:	(973) 448-4316	(952) 259-1647
E-mail:	jclerico@rudolphtech.com	virginia.becker@augusttech.com

Rudolph Technologies and August Technology to Jointly
Present at 8th Annual Needham & Company, LLC Growth
Conference on January 12

Flanders, NJ, and Bloomington, MN, January 9, 2006 – Rudolph Technologies, Inc. (NASDAQ: RTEC) and August Technology Corporation (NASDAQ: AUGT) announced their participation in the 8th Annual Needham & Company, LLC Growth Conference at the Palace Hotel in New York City, January 10-13, 2006.    There will be a joint presentation followed by a question and answer period.

Event:                                                              8th Annual Needham & Company, LLC Growth Conference

Date:                                                                    Thursday, January 12, 2006

Time:                                                                   Presentation at 2:00 pm EST

Speaker(s):                                     Paul McLaughlin, Chairman and CEO, Rudolph Technologies

Jeff O’Dell, Chairman and CEO, August Technology

Steve Roth, SVP and CFO, Rudolph Technologies

Stan Piekos, CFO, August Technology

Nathan Little, Executive Vice President, Rudolph Technologies

About Rudolph Technologies, Inc.

Rudolph Technologies is a worldwide leader in the design, development, manufacture and support of high-performance process control metrology and defect inspection systems used by semiconductor device manufacturers. The Company’s products provide a full-fab solution through its families of proprietary systems, which are used throughout the device manufacturing process. Rudolph’s product development has successfully anticipated and addressed many emerging trends that are driving the semiconductor industry’s growth in order to enhance the competitiveness of its products in the marketplace. The Company’s success in creating complementary metrology and inspection applications through aggressive research and development is key to Rudolph’s strategy for continued technological and market leadership.

About August Technology

August Technology’s automated inspection and data analysis solutions provide critical product and process enhancing information, which enables microelectronic device manufacturers to drive down costs and time to market.  With the first all-surface advanced macro inspection solution, August Technology has incorporated frontside, backside and wafer edge inspection in a single system.  Following detection, August Technology’s decision tools correlate the defect data across surfaces and provide the comprehensive information necessary for device manufacturers to make process-enhancing decisions.  Headquartered in Bloomington, Minnesota, August Technology supports its customers with a worldwide sales and service organization.  Additional information can be found on the company’s web site at www.augusttech.com.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify those so-called “forward-looking statements” by words such as “may,” “will,” “would,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of those words and other comparable words. Rudolph and August wish to take advantage of the “safe harbor” provided for by the Private Securities Litigation Reform Act of 1995 and you are cautioned that actual events or results may differ materially from the expectations expressed in such forward-looking statements as a result of various factors, including risks and uncertainties, many of which are beyond the control of Rudolph and August. Factors that could cause actual results to differ materially from the expectations expressed in such forward-looking statements include, but are not limited to: (1) cyclicality of the semiconductor industry; (2) customer concentration; (3) introduction of new products by Rudolph’s competitors; (4) sole or limited sources of supply; (5) the merger agreement and the transactions contemplated thereby may not be approved by the companies’ shareholders; (6) conditions to the closing of the transaction may not be satisfied; (7) the businesses of Rudolph and August may not be integrated successfully, which may result in the combined company not operating as effectively and efficiently as expected or such integration may be more difficult, time-consuming or costly than expected; (8) expected combination benefits from the merger may not be fully realized or realized within the expected time frame; (9) revenues following the merger may be lower than expected; (10) costs, customer loss and business disruption, including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers, may be greater than expected following the consummation of the merger, or the effects of purchase accounting may be different from the companies’ expectations; (11) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (12) the businesses of the companies may suffer as a result of uncertainty surrounding the transaction; (13) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; (14) the impact of the slowdown in the overall economy; (15) uncertainty of the current global political environment; (16) the potential for terrorist attacks; (17) changes in customer demands for our existing and new products, the timing, cancellation or delay of customer orders and shipments; (18) the timing of revenue recognition of shipments; (19) changes in or an inability to execute our business strategy; (20) unanticipated manufacturing or supply problems and (21) changes in tax rules.  Rudolph cannot guarantee future results, levels of activity, performance, or achievements.  Additional factors that may affect the future results of Rudolph and August are set forth in their respective Form 10-K reports for the year ended December 31, 2004 and other filings with the Securities and Exchange Commission (“SEC”), which are available at http://www.sec.gov, the SEC’s website, and at the companies’ websites, which are http://www.rudolphtech.com and http://www.augusttech.com, respectively. These factors are updated from time to time through the filing of reports and registration statements with the SEC.

Additional Information and Where to Find It

In connection with the proposed business combination transaction between Rudolph Technologies, Inc. and August Technology Corporation, on August 10, 2005, Rudolph Technologies filed preliminary materials with the Securities and Exchange Commission, including a registration statement on Form S-4 that contains a preliminary joint proxy statement/prospectus. These materials are not yet final and will be amended. INVESTORS AND SECURITY HOLDERS OF RUDOLPH AND AUGUST TECHNOLOGY ARE URGED TO READ THE DEFINITIVE VERSION OF THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT RUDOLPH, AUGUST TECHNOLOGY AND THE BUSINESS COMBINATION TRANSACTION. The preliminary materials filed on August 10, 2005, the definitive version of these materials and other relevant materials (when they become available), and any other documents filed by Rudolph or August Technology with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Rudolph or August Technology, without charge, by calling The Proxy Advisory Group of Strategic Surveillance, LLC at (866) 657-8728 or (212) 850-8150. Investors and security holders are urged to read the joint proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the business combination transaction.

Rudolph, August Technology and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of August Technology and the stockholders of Rudolph, as the case may be, in connection with the business combination transaction. Information about those executive officers and directors of Rudolph and their ownership of Rudolph’s common stock is set forth in the proxy statement for Rudolph’s 2005 Annual Meeting of Stockholders, which was filed with the SEC on April 22, 2005. Information about the executive officers and directors of August Technology and their ownership of August Technology common stock is set forth in the proxy statement for August Technology’s 2005 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2005. Investors and security holders may obtain additional information regarding the direct and indirect interests of Rudolph, August Technology and their respective executive officers and directors in the business combination transaction by reading the joint proxy statement/prospectus regarding the business combination transaction when it becomes available.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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